UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 25, 2018
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Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35054	27-1284632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 South Main Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 422-2121
(Former name or former address, if changed since last report.)
 _____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 below, at the 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”) of Marathon Petroleum Corporation (the “Corporation”) held on April 25, 2018, the Corporation’s stockholders approved an amendment to the Corporation’s Restated Certificate of Incorporation (the "Restated Certificate of Incorporation") to eliminate the supermajority voting requirement applicable to bylaw amendments. Accordingly, on May 1, 2018, the Corporation filed with the Secretary of State of the State of Delaware a certificate of amendment to the Restated Certificate of Incorporation reflecting the amendment provided in Appendix I to the Corporation’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 15, 2018. The Corporation also amended and restated its Amended and Restated Bylaws (the “Bylaws”) to conform with the amendment to the Restated Certificate of Incorporation.

The description of the newly amended and restated Bylaws is qualified in its entirety by the text of the Amended and Restated Bylaws, which is filed as Exhibits 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Corporation's 2018 Annual Meeting was held on April 25, 2018. The following are the voting results on proposals considered and voted upon at the 2018 Annual Meeting.

1.	ELECTION OF CLASS I DIRECTORS
The shareholders elected Abdulaziz F. Alkhayyal, Donna A. James and James E. Rohr as Class I directors, to serve terms expiring on the date of the 2021 Annual Meeting, by the following votes:

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Abdulaziz F. Alkhayyal	332,761,281	6,384,560	1,158,302	54,758,049
Donna A. James	333,397,656	5,844,930	1,061,557	54,758,049
James E. Rohr	326,734,391	8,603,744	4,966,008	54,758,049

2.	RATIFICATION OF INDEPENDENT AUDITOR FOR 2018
The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent auditor for the year ending December 31, 2018 by the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
388,863,890	5,272,168	926,134	—

3.	ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
The shareholders approved, on an advisory basis, the compensation of the Corporation’s named executive officers by the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
310,928,653	27,607,113	1,768,377	54,758,049

4.	ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTES TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
The shareholders approved, on an advisory basis, the holding of an advisory vote on the compensation of the Corporation’s named executive officers every one year by the following votes:

VOTES FOR EVERY ONE YEAR	VOTES FOR EVERY TWO YEARS	VOTES FOR EVERY THREE YEAR	ABSTENTIONS	BROKER NON-VOTES
327,143,879	1,468,655	10,800,120	891,489	54,758,049
In accordance with the shareholder voting results, the Corporation’s Board of Directors determined on April 25, 2018, that the Corporation will hold an annual advisory vote on named executive officer compensation until the next advisory vote on the frequency of advisory votes on named executive officer compensation.

5.	APPROVAL OF AMENDMENTS TO THE CORPORATION'S RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE SUPERMAJORITY VOTING REQUIREMENT APPLICABLE TO BYLAW AMENDMENTS
The shareholders approved the proposal to amend the Corporation’s Restated Certificate of Incorporation to eliminate the supermajority voting requirement applicable to bylaw amendments by the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
335,618,194	3,833,934	852,015	54,758,049

6.	APPROVAL OF AMENDMENTS TO THE CORPORATION'S RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE SUPERMAJORITY VOTING REQUIREMENTS APPLICABLE TO CERTIFICATE AMENDMENTS AND THE REMOVAL OF DIRECTORS
The proposal to approve an amendment to the Corporation’s Restated Certificate of Incorporation to eliminate the supermajority voting requirements applicable to certificate amendments and the removal of directors did not receive the required affirmative vote of 80% of the Corporation’s outstanding shares.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
335,630,925	3,808,805	864,413	54,758,049

7.	SHAREHOLDER PROPOSAL
The shareholder proposal seeking adoption of an alternative shareholder right to call a special meeting provision was not approved based on the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
168,054,751	170,221,617	2,027,775	54,758,049

Item 9.01	Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Marathon Petroleum Corporation dated May 1, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: May 1, 2018	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Vice President, Corporate Secretary and Chief Compliance Officer